UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2024

Date of Report (Date of earliest event reported)

Healthpeak Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street, Suite 500

Denver, CO 80237

(Address of principal executive offices) (Zip Code)

(720) 428-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	PEAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation on March 1, 2024 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of October 29, 2023, by and among Healthpeak Properties, Inc., a Maryland corporation (“Healthpeak”), DOC DR Holdco, LLC (formerly known as Alpine Sub, LLC), a Maryland limited liability company and a wholly owned subsidiary of Healthpeak (“DOC DR Holdco”), DOC DR, LLC (formerly known as Alpine OP Sub, LLC), a Maryland limited liability company and a wholly owned subsidiary of Healthpeak OP (as defined below) (“DOC DR OP Sub”), Physicians Realty Trust, a Maryland real estate investment trust (“Physicians Realty Trust”), and Physicians Realty L.P., a Delaware limited partnership (“Physicians Partnership”) (the “Merger Agreement”).

Pursuant to the Merger Agreement, on the Closing Date: (a) Physicians Realty Trust merged with and into DOC DR Holdco (the “Company Merger”), with DOC DR Holdco surviving as a wholly owned subsidiary of Healthpeak (the “Company Surviving Entity”); (b) immediately following the effectiveness of the Company Merger, Healthpeak contributed to Healthpeak OP, LLC, a Maryland limited liability company (“Healthpeak OP”), all of the outstanding equity interests in the Company Surviving Entity (the “Contribution”); and (c) immediately following the Contribution, Physicians Partnership merged with and into DOC DR OP Sub (the “Partnership Merger” and, together with the Company Merger, the “Mergers”), with DOC DR OP Sub surviving as a subsidiary of Healthpeak OP (the “Partnership Surviving Entity”).

Item 1.01. Entry into a Material Definitive Agreement.

Assumption of Physicians Realty Trust Credit Agreement

On the Closing Date, upon consummation of the Mergers, Healthpeak, Healthpeak OP, DOC DR Holdco and DOC DR OP Sub executed the Consent and Third Amendment (the “DOC Amendment”) to that certain Third Amended and Restated Credit Agreement, dated as of September 24, 2021, by and among Physicians Partnership, as borrower, Physicians Realty Trust, as guarantor, the lenders party thereto and KeyBank National Association, as administrative agent (the “Third Amended and Restated Credit Agreement”) (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of March 31, 2023 (the “First Amendment”) and as amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of May 24, 2023 (the “Second Amendment”; the Third Amended and Restated Credit Agreement as amended by the First Amendment and the Second Amendment, the “Existing DOC Credit Agreement”; the Existing DOC Credit Agreement as amended by the DOC Amendment, the “DOC Credit Agreement”)). Pursuant to the DOC Amendment, on and as of the Closing Date, (a) DOC DR Holdco (as successor to Physicians Realty Trust) and DOC DR OP Sub (as successor to Physicians Partnership) assumed all of the obligations of Physicians Realty Trust and Physicians Partnership, respectively, under the DOC Credit Agreement, (b) Healthpeak and Healthpeak OP were joined as guarantors of DOC DR OP Sub’s obligations under the DOC Credit Agreement and (c) the parties thereto made certain other amendments to the DOC Credit Agreement in connection with the foregoing.

Immediately prior to the effectiveness of the DOC Amendment, all outstanding amounts under the revolving credit facility under the Existing DOC Credit Agreement (the “DOC Revolving Facility”) were repaid in full and all commitments of lenders in connection with the DOC Revolving Facility were reduced to zero and permanently terminated (the “DOC Revolver Termination”). After giving effect to the DOC Revolver Termination, senior unsecured term loans in an aggregate principal amount of $400.0 million remained outstanding under the DOC Credit Agreement (the “DOC Term Loan Facility”). The DOC Term Loan Facility matures on May 24, 2028. Loans outstanding under the DOC Term Loan Facility bear interest at an annual rate equal to (a) the applicable margin, plus (b) at DOC DR OP Sub’s option, (x) the base rate, (y) a forward-looking term rate based on the secured overnight financing rate as administered by the Federal Reserve Bank of New York (Term SOFR), with a SOFR spread adjustment of 0.10% or (z) the daily secured overnight financing rate as administered by the Federal Reserve Bank of New York (Daily SOFR), with a SOFR spread adjustment of 0.10%, subject to a floor of 0.00%. The applicable margin under the DOC Term Loan Facility ranges from 0.00% to 0.65% for base rate loans and 0.85% to 1.65% for Term SOFR or Daily SOFR loans, in each case, based on the non-credit enhanced, senior unsecured long-term debt ratings of DOC DR OP Sub (“Debt Ratings”). Based on DOC DR OP Sub’s current Debt Ratings, the applicable margin is initially 0.00 % for base rate loans and 1.00 % for Term SOFR and Daily SOFR loans. The DOC Term Loan Facility is guaranteed by Healthpeak, Healthpeak OP and DOC DR Holdco and is subject to affirmative and negative covenants, including financial and reporting covenants, and events of default consistent with those set forth in the Term Loan Credit Agreement of Healthpeak OP (as described below). For so long as required or permitted under the terms of the Term Loan Credit Agreement, DOC DR OP Sub intends to maintain interest rate hedges in order to limit its interest rate exposure under the Term Loan Credit Agreement. The notional amount of these hedges is currently $400 million.

The foregoing summary of the DOC Amendment is qualified in its entirety by reference to the full text of the DOC Amendment, the Third Amended and Restated Credit Agreement, the First Amendment and the Second Amendment, which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated by reference herein.

Amendments to Credit Agreements and Incremental Term Loan

On the Closing Date, concurrently with the consummation of the Mergers, Healthpeak OP and Healthpeak entered into (a) the Consent and Amendment No. 2 and Joinder (the “Revolver Amendment”) to its Second Amended and Restated Credit Agreement, dated as of September 20, 2021, by and among Healthpeak OP, Healthpeak, DOC DR Holdco, DOC DR OP Sub, the lenders party thereto and Bank of America, N.A., as administrative agent (as amended pursuant to the Consent and Amendment No. 1 dated as of February 10, 2023, the “Revolving Credit Agreement”), and (b) the Consent and Amendment No. 2 and Joinder (the “Term Loan Amendment”; together with the Revolver Amendment, the “Amendments”) to its Term Loan Agreement, dated August 22, 2022, by and among Healthpeak OP, Healthpeak, DOC DR Holdco, DOC DR OP Sub, the lenders party thereto and Bank of America, N.A., as administrative agent (as amended pursuant to the Consent and Amendment No. 1 dated as of February 10, 2023, the “Term Loan Credit Agreement”). Among other things, the Amendments (a) provide the consent of the applicable lenders to the Mergers and the other transactions consummated in connection therewith, (b) join DOC DR Holdco and DOC DR OP Sub as guarantors of Healthpeak OP’s obligations under the Revolving Credit Agreement and Term Loan Credit Agreement as amended by the Amendments, (c) in the case of the Term Loan Amendment, establish the Incremental Term Loan Facility and implement the Incremental Increase (each as described below) and (d) make certain other amendments to the Revolving Credit Agreement and Term Loan Credit Agreement in connection with the foregoing.

Pursuant to the Term Loan Amendment, on the Closing Date, Healthpeak OP borrowed senior unsecured term loans in an aggregate principal amount of $750.0 million with a stated maturity of five years (the “Incremental Term Loan Facility”). Loans outstanding under the Incremental Term Loan Facility bear interest at an annual rate equal to (a) the applicable margin, plus (b) at Healthpeak OP’s option, (x) the base rate, (y) a forward-looking term rate based on the secured overnight financing rate as administered by the Federal Reserve Bank of New York (Term SOFR), with a SOFR spread adjustment of 0.10% or (z) the daily secured overnight financing rate as administered by the Federal Reserve Bank of New York (Daily SOFR), with a SOFR spread adjustment of 0.10%, subject to a floor of, in the case of base rate, 1.00% and in the case of Term SOFR and Daily SOFR, 0.00%. The applicable margin under the Incremental Term Loan Facility ranges from 0.00% to 0.60% for base rate loans and 0.75% to 1.60% for Term SOFR or Daily SOFR loans, in each case, based on the non-credit enhanced, senior unsecured long-term debt ratings of Healthpeak OP (“Debt Ratings”). Based on Healthpeak OP’s current Debt Ratings, the applicable margin is initially 0.00 % for base rate loans and 0.85 % for Term SOFR and Daily SOFR loans. The Incremental Term Loan Facility is guaranteed by Healthpeak, DOC DR Holdco and DOC DR OP Sub and is subject to affirmative and negative covenants, including financial and reporting covenants, and events of default consistent with those set forth in the Term Loan Credit Agreement.

Pursuant to the Term Loan Amendment, maximum aggregate borrowing capacity under the Term Loan Credit Agreement was increased from $1.0 billion to $1.5 billion (the “Incremental Increase”). As of the Closing Date after giving effect to the Term Loan Amendment and the incurrence of the Incremental Term Loan Facility, unused borrowing capacity under the Term Loan Credit Agreement was equal to $250.0 million. Healthpeak OP may use such capacity by incurring one or more additional incremental term loans, so long as no default or event of default exists and other customary conditions have been satisfied. Any such additional incremental term loans would be syndicated on a best efforts basis, and no lender is required to increase its commitment under the Term Loan Credit Agreement to facilitate such incurrence. For so long as required or permitted under the terms of the Revolving Credit Agreement, Healthpeak intends to maintain interest rate hedges in order to limit its interest rate exposure under the Revolving Credit Agreement. The notional amount of these hedges is currently $750 million.

The foregoing summary of the Amendments is qualified in its entirety by reference to the full text of the Amendments, which are filed herewith as Exhibits 10.5 and 10.6 and are incorporated by reference herein.

Consummation of Consent Solicitation and Offers to Guarantee; Assumption of DOC Notes; Guarantees by Healthpeak and Healthpeak OP of DOC Notes

In connection with the Mergers and the previously announced consent solicitation and offers to guarantee (the “Consent Solicitation and Offers to Guarantee”), on the Closing Date, DOC DR Holdco (as successor to Physicians Realty Trust), DOC DR OP Sub (as successor to Physicians Partnership), Healthpeak, Healthpeak OP and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee, entered into a fourth supplemental indenture (the “Supplemental Indenture”) to the Senior Indenture, dated as of March 7, 2017, by and among Physicians Partnership, Physicians Realty Trust and U.S. Bank Trust Company, National Association, as trustee (the “Senior Indenture”) under which Physicians Partnership’s $400,000,000 aggregate principal amount of 4.300% Senior Notes due 2027, $350,000,000 aggregate principal amount of 3.950% Senior Notes due 2028 and $500,000,000 aggregate principal amount of 2.625% Senior Notes due 2031 (collectively, the “DOC Notes”) were issued and remain outstanding, which Supplemental Indenture provides for (a) the assumption by DOC DR Holdco (as successor to Physicians Realty Trust) and DOC DR OP Sub (as successor to Physicians Partnership) of all obligations of Physicians Realty Trust and Physicians Partnership, respectively, under the DOC Notes and the DOC Indentures (as defined below), (b) certain amendments to the supplemental indentures under which the DOC Notes were issued (such supplemental indentures, collectively with the Senior Indenture, the “DOC Indentures”), and (c) the unconditional and irrevocable guarantee by Healthpeak and Healthpeak OP of the prompt payment when due of any amount owed to the holders of the DOC Notes under the DOC Notes and the DOC Indentures and any other amounts due pursuant to the DOC Indentures (the “Healthpeak Guarantees”).

The amendments to the DOC Indentures became operative and the Healthpeak Guarantees were issued upon the completion of the Mergers. As a result of the amendments to the DOC Indentures, the material restrictive covenants, reporting covenant and events of default applicable to the DOC Notes are substantially the same as the corresponding provisions applicable to Healthpeak OP’s previously issued senior notes, but the material economic terms of the DOC Notes remain unchanged. The 4.300% Senior Notes due 2027 mature on March 15, 2027, the 3.950% Senior Notes due 2028 mature on January 15, 2028 and the 2.625% Senior Notes due 2031 mature on November 1, 2031. Each series of DOC Notes may be optionally redeemed, at any time before the date that is three months prior to the applicable maturity date, at par plus a “make-whole” premium, plus accrued and unpaid interest to the redemption date, and is optionally redeemable thereafter at par plus accrued and unpaid interest to the redemption date.

In accordance with the terms of the consent solicitation and offers to guarantee, as soon as practicable, Healthpeak will make a payment of $1,222,350.00 in the aggregate to the holders of DOC Notes who provided valid and unrevoked consents prior to 5:00 p.m., New York City time, on February 26, 2024, which amount is equal to $1.00 for each $1,000 principal amount of DOC Notes for which such valid and unrevoked consents were provided.

The foregoing description of the Supplemental Indenture, the DOC Indentures and the DOC Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, the DOC Indentures and the DOC Notes (which are set forth in the Senior Indentures and the DOC Indentures), which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 and are incorporated by reference herein.

The Healthpeak Guarantees have been registered under the Securities Act of 1933, as amended, pursuant to Healthpeak’s and Healthpeak OP’s Registration Statement on Form S-3 (Reg. Nos. 333-276954 and 333-276954-01) (the “S-3 Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 8, 2024. Healthpeak is filing Exhibits 5.1, 5.2, 23.1 and 23.2 as part of this Current Report on Form 8-K for purposes of such S-3 Registration Statement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms and subject to the conditions of the Merger Agreement, on March 1, 2024, at the date and time the Company Merger became effective (the “Company Merger Effective Time”), each common share of beneficial interest of Physicians Realty Trust, par value $0.01 per share (the “Physicians Realty Trust Common Shares”) (other than Physicians Realty Trust Common Shares to be canceled in accordance with the Merger Agreement), automatically converted into the right to receive 0.674 (the “Exchange Ratio”) validly issued, fully paid and non-assessable shares of Healthpeak common stock, par value $1.00 per share (“Healthpeak Common Stock”) (the “Merger Consideration”), without interest, but subject to any withholding required under applicable tax laws. Holders of Physicians Realty Trust Common Shares received cash in lieu of fractional shares of Healthpeak Common Stock (the “Fractional Share Consideration”).

Pursuant to the terms and subject to the conditions of the Merger Agreement, immediately after the Contribution and at the date and time the Partnership Merger became effective (the “Partnership Merger Effective Time”), each common unit in Physicians Partnership issued and outstanding immediately prior to the Partnership Merger Effective Time, subject to the terms and conditions set forth in the Merger Agreement, automatically converted into and became a number of units in the Partnership Surviving Entity equal to the Exchange Ratio. Following the Partnership Merger Effective Time, third-party investors in Physicians Partnership who received non-managing member units became entitled to (a) redeem such units for an amount of cash per unit approximating the then-current market value of one share of Healthpeak Common Stock or, at Healthpeak OP’s option, one share of Healthpeak Common Stock (subject to certain adjustments, such as stock splits and reclassifications), subject to the terms of the limited liability company agreement governing the Partnership Surviving Entity, and (b) certain tax protections consistent with historical practices.

Pursuant to the terms and subject to the conditions of the Merger Agreement, as of the Company Merger Effective Time, each outstanding Physicians Realty Trust equity-based award was treated as follows: (a) each Physicians Realty Trust restricted share that was outstanding as of immediately prior to the Company Merger Effective Time (i) became fully vested and all restrictions thereon lapsed and (ii) was canceled and converted into the right to receive with respect to each such share (x) the Merger Consideration, plus (y) the Fractional Share Consideration, plus (z) an amount in cash equal to any unpaid dividends accrued with respect to such Physicians Realty Trust restricted share during the period commencing on the grant date and ending on the Closing Date; (b) each award of Physicians Realty Trust performance-vesting restricted stock units that was outstanding as of immediately prior to the Company Merger Effective Time (i) was accelerated and vested with respect to the number of shares subject to such award that would vest based on the maximum level of achievement of the applicable performance goals over the three-year performance period as provided in the individual employment or award agreements and (ii) was canceled and converted into the right to receive with respect to each Physicians Realty Trust Common Share subject to such Physicians Realty Trust performance-vesting restricted stock unit award (x) the Merger Consideration, plus (y) the Fractional Share Consideration, plus (z) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such Physicians Realty Trust performance-vesting restricted stock unit during the period commencing on the grant date and ending on the Closing Date; and (c) each award of Physicians Realty Trust restricted stock units that was outstanding as of immediately prior to the Company Merger Effective Time (i) became fully vested and all restrictions thereon lapsed and (ii) was canceled and converted into the right to receive with respect to each Physicians Realty Trust Common Share subject to such Physicians Realty Trust restricted stock unit award, (x) the Merger Consideration, plus (y) the Fractional Share Consideration, plus (z) an amount in cash equal to the unpaid dividend equivalents accrued with respect to such Physicians Realty Trust restricted stock unit during the period commencing on the grant date and ending on the Closing Date.

The issuance of shares of Healthpeak Common Stock to the former shareholders of Physicians Realty Trust was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-276055), as amended, filed by Healthpeak with the SEC and declared effective on January 11, 2024 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Mergers, the Merger Agreement and the transactions contemplated thereby.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Mergers and effective upon the Company Merger Effective Time, Healthpeak increased the size of the board of directors of Healthpeak (the “Board”) from eight members to thirteen members and appointed John T. Thomas, Tommy G. Thompson, Pamela J. Kessler, Ava E. Lias-Booker and Richard A. Weiss to the Board, with Mr. Thomas being appointed as Vice Chair of the Board, in each case, to hold office until their successors are duly elected and qualified or their earlier death, resignation or removal.

There are no transactions in which Healthpeak is or was a participant and in which any of Mr. Thomas, Governor Thompson, Ms. Kessler, Ms. Lias-Booker or Mr. Weiss or their immediate family members (within the meaning of Item 404 of Regulation S-K) had or will have a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

Each of Mr. Thomas, Governor Thompson, Ms. Kessler, Ms. Lias-Booker and Mr. Weiss has entered into Healthpeak’s standard form of Director’s Indemnification Agreement (incorporated herein by reference to Exhibit 10.21 to Healthpeak’s Form 10-K filed with the SEC on February 12, 2008). Each of Governor Thompson, Ms. Kessler, Ms. Lias-Booker and Mr. Weiss will receive a prorated annual cash retainer, prorated from the date of their appointment to the Board until the date of Healthpeak’s next annual meeting of stockholders, and will otherwise participate in the compensation and benefits program for non-employee directors as described in the section titled “Director Compensation—2022” of the Company’s Definitive Proxy Statement filed with the SEC on March 17, 2023, with the equity compensation to be granted following Healthpeak’s 2024 annual meeting of stockholders, subject to each director’s election at that meeting. Mr. Thomas will not receive compensation in connection with his service on the Board, but he will receive compensation as an employee of Healthpeak commencing on the Closing Date.

In connection with the consummation of the Mergers, upon the Company Merger Effective Time, Mr. Thomas, Governor Thompson, Ms. Kessler, Ms. Lias-Booker and Mr. Weiss (including any affiliated entities) received consideration in the form of Healthpeak Common Stock in respect of their equity interests in Physicians Realty Trust, and Mr. Thomas received certain payments under his employment agreement with Physicians Realty Trust as a result of a change in control in connection with the Mergers, in each case, as described in the joint proxy statement/prospectus included in the Registration Statement.

Item 5.03. Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment

Pursuant to the Merger Agreement, on February 29, 2024, Healthpeak filed Articles of Amendment to the charter of Healthpeak, as in effect prior to the Company Merger Effective Time, with the State Department of Assessments and Taxation of the State of Maryland (the “Articles of Amendment”). The Articles of Amendment, which was approved by Healthpeak’s stockholders on February 21, 2024, increases the authorized number of shares of Healthpeak Common Stock from a total of 750,000,000 to 1,500,000,000. The Articles of Amendment, which became effective when it was filed on February 29, 2024, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Bylaws Amendment

Pursuant to the Merger Agreement, on February 28, 2024, the Board unanimously approved an amendment to the Amended and Restated Bylaws of Healthpeak (the “Bylaws” and such amendment, the “Bylaws Amendment”) to increase the maximum number of directors of the Board to thirteen members effective upon the Company Merger Effective Time. In connection with the Mergers and effective upon the Company Merger Effective Time, the Board increased from eight members to thirteen members. The Bylaws Amendment is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On the Closing Date, Healthpeak issued a press release announcing the completion of the Mergers. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01. Other Events.

Change in Ticker Symbol

As a result of the consummation of the Mergers, Healthpeak Common Stock is expected to begin trading under the ticker symbol “DOC” at the open of trading on The New York Stock Exchange on Monday, March 4, 2024.

Guarantees of Healthpeak OP’s Existing and Future Senior Notes by DOC DR Holdco and DOC DR OP Sub

In connection with the Mergers and the Consent Solicitation and Offers to Guarantee, on the Closing Date, Healthpeak, Healthpeak OP, DOC DR Holdco and DOC DR OP Sub entered into (a) a supplemental indenture (the “1993 Supplemental Indenture”) with The Bank of New York Mellon Trust Company, N.A. to Healthpeak OP’s and Healthpeak’s indenture, dated as of September 1, 1993 (as amended and restated by the Second Supplemental Indenture, dated as of February 10, 2023 among Healthpeak OP, Healthpeak and The Bank of New York Mellon Trust Company, N.A., the “1993 Indenture”), and (b) a supplemental indenture (the “2012 Supplemental Indenture” and, together with the 1993 Supplemental Indenture, the “Supplemental Indentures”) with The Bank of New York Mellon Trust Company, N.A., to Healthpeak OP’s and Healthpeak’s amended and restated indenture, dated as of February 10, 2023 (the “A&R 2012 Indenture” and, together with the 1993 Indenture, the “Base Indentures”), in each case, to, among other things, provide for the full and unconditional guarantee by DOC DR Holdco and DOC DR OP Sub of all of Healthpeak OP’s existing and future senior notes previously issued or to be issued under the applicable Base Indenture.

The foregoing summary of the Supplemental Indentures is qualified in its entirety by reference to the full text of each of the 1993 Supplemental Indenture and the 2012 Supplemental Indenture, which are filed herewith as Exhibits 4.6 and 4.7, respectively, and are incorporated by reference herein.

Guarantee of Healthpeak OP’s Existing and Future Commercial Paper by DOC DR Holdco and DOC DR OP Sub

In connection with the Mergers, on the Closing Date, DOC DR Holdco and DOC DR OP Sub entered into a joinder agreement with the parties to Healthpeak OP’s previously established commercial paper program (the “Commercial Paper Program”) pursuant to which DOC DR Holdco and DOC DR OP Sub will fully and unconditionally guarantee on a senior unsecured basis all existing and future unsecured short-term debt securities of Healthpeak OP issued under the Commercial Paper Program.

Redemption of Physicians Realty Trust Private Notes

On February 28, 2024, Physicians Realty Trust redeemed in full $210,000,000 aggregate principal amount of its outstanding 4.100% Notes due 2025, 4.400% Notes due 2026, 4.200% Notes due 2026, 4.200% Notes due 2027, 4.600% Notes due 2028 and 4.700% Notes due 2031 (collectively, the “DOC Private Notes”). As a result, none of the DOC Private Notes remain outstanding.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Physicians Realty Trust as of December 31, 2023 and 2022, the related consolidated statements of income, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2023, and the related notes and financial statement schedules required by Item 9.01(a) were previously filed with the SEC by Physicians Realty Trust on Form 10-K (File No. 001-36007), filed February 22, 2024, and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet and statement of operations of Healthpeak as of and for the year ended December 31, 2023, giving effect to the Mergers, will be filed as an exhibit to an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date Item 2.01 of this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No	Description

2.1	Agreement and Plan of Merger, dated as of October 29, 2023, by and among Healthpeak Properties, Inc., DOC DR Holdco, LLC (formerly known as Alpine Sub, LLC), DOC DR, LLC (formerly known as Alpine OP Sub, LLC), Physicians Realty Trust and Physicians Realty L.P. (incorporated by reference to Exhibit 2.1 of Healthpeak Properties, Inc.’s Form 8-K filed on October 30, 2023).*

3.1	Articles of Amendment of Healthpeak Properties, Inc., effective February 29, 2024.

3.2	Amendment to the Bylaws of Healthpeak Properties, Inc., effective March 1, 2024.

4.1	Senior Indenture, dated as of March 7, 2017, among Physicians Realty L.P., Physicians Realty Trust and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.8 to the Registration Statement on Form S-3 (File Nos. 333-276954 and 333-276954-01) of Healthpeak Properties, Inc. and Healthpeak OP, LLC filed February 8, 2024).

4.2	First Supplemental Indenture, dated as of March 7, 2017, among Physicians Realty L.P., Physicians Realty Trust and U.S. Bank National Association, as trustee, including the form of the 4.300% Senior Notes due 2027 (incorporated herein by reference to Exhibit 4.9 to the Registration Statement on Form S-3 (File Nos. 333-276954 and 333-276954-01) of Healthpeak Properties, Inc. and Healthpeak OP, LLC filed February 8, 2024).

4.3	Second Supplemental Indenture, dated as of December 1, 2017, among Physicians Realty L.P., Physicians Realty Trust and U.S. Bank National Association, as trustee, including the form of the 3.950% Senior Notes due 2028 (incorporated herein by reference to Exhibit 4.10 to the Registration Statement on Form S-3 (File Nos. 333-276954 and 333-276954-01) of Healthpeak Properties, Inc. and Healthpeak OP, LLC filed February 8, 2024).

4.4	Third Supplemental Indenture, dated as of October 13, 2021, among Physicians Realty L.P., Physicians Realty Trust and U.S. Bank National Association, as trustee, including the form of the 2.625% Senior Notes due 2031 (incorporated herein by reference to Exhibit 4.11 to the Registration Statement on Form S-3 (File Nos. 333-276954 and 333-276954-01) of Healthpeak Properties, Inc. and Healthpeak OP, LLC filed February 8, 2024).

4.5	Fourth Supplemental Indenture, dated as of March 1, 2024, among DOC DR, LLC, as issuer, DOC DR Holdco, LLC, as guarantor, Healthpeak Properties, Inc., as guarantor, Healthpeak OP, LLC, as guarantor, and U.S. Bank Trust Company, National Association, as trustee, including the form of guarantee.

4.6	Third Supplemental Indenture, dated as of March 1, 2024, between Healthpeak OP, LLC, as issuer, Healthpeak Properties, Inc., as guarantor, DOC DR Holdco, LLC, as guarantor, DOC DR, LLC, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.7	Sixteenth Supplemental Indenture, dated as of March 1, 2024, between Healthpeak OP, LLC, as issuer, Healthpeak Properties, Inc., as guarantor, DOC DR Holdco, LLC, as guarantor, DOC DR, LLC, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

5.1	Opinion of Ballard Spahr LLP.

5.2	Opinion of Latham & Watkins LLP.

10.1	Consent and Third Amendment to Third Amended and Restated Credit Agreement, dated as of February 21, 2024, by and among DOC DR, LLC, DOC DR Holdco, LLC, Healthpeak Properties, Inc., Healthpeak OP, LLC, the lenders party thereto, and KeyBank National Association, as administrative agent.

10.2	Third Amended and Restated Credit Agreement, dated as of September 24, 2021, among Physicians Realty L.P., as borrower, Physicians Realty Trust, as guarantor, the lenders party thereto and KeyBank National Association, as administrative agent.

10.3	First Amendment to the Third Amended and Restated Credit Agreement, dated as of March 31, 2023, among Physicians Realty L.P., as borrower, Physicians Realty Trust, as guarantor, the lenders party thereto and KeyBank National Association, as administrative agent.

10.4	Second Amendment to Third Amendment to Third Amended and Restated Credit Agreement, dated as of May 24, 2023, among Physicians Realty L.P., as borrower, Physicians Realty Trust, as guarantor, the lenders party thereto and KeyBank National Association, as administrative agent.

10.5	Consent and Amendment No. 2 and Joinder to Second Amended and Restated Credit Agreement, dated as of March 1, 2024, by and among Healthpeak OP, LLC, Healthpeak Properties, Inc., DOC DR Holdco, LLC, DOC DR, LLC, the lenders party thereto, and Bank of America, N.A., as administrative agent.

10.6	Consent and Amendment No. 2 and Joinder to Term Loan Agreement, dated as of March 1, 2024, by and among Healthpeak OP, LLC, Healthpeak Properties, Inc., DOC DR Holdco, LLC, DOC DR, LLC, the lenders party thereto and Bank of America, N.A., as administrative agent.*

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

99.1	Press Release, dated March 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Healthpeak agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC. Healthpeak may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished or in accordance with Item 601(a)(5) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2024	HEALTHPEAK PROPERTIES, INC.

	By:	/s/ Peter A. Scott
Peter A. Scott
Chief Financial Officer